SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: May 31, 2002


                         JAGGED EDGE MOUNTAIN GEAR, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                          000-28499                  84-1448778
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                     55 East, 100 South Moab, Utah  84532
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                                  (New Address)


        Registrant's telephone number, including area code: (435) 259-8900
                                                            --------------





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Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

On May 24, 2002, Jagged Edge Mountain Gear, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the United State Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Colorado (the "Bankruptcy Court") (Case No. 02-17894 ABC). The Debtors will continue to manage their properties and operate their business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On May 31, 2002, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 4.     Changes in Registrant's Certifying Accountant

                None

Item 5.     Other Events

                None.

Item 6.     Resignation and Appointment of Directors

                None.

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                              Financial Statements:

                                      None.

                Pro Forma Financial Statements:

                                      None.

                Exhibits:


                                  EXHIBIT INDEX

Exhibit No.                    Document Description
-----------                    --------------------

   99.1                    Press Release Dated May 31, 2002







                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 31, 2002                        JAGGED EDGE MOUNTAIN GEAR, INC.


                                          By:  /s/ Margaret Quenemoen
                                               ---------------------------------
                                                   Margaret Quenemoen, President